                             LETTER OF TRANSMITTAL

                 TO ACCOMPANY SHARES OF CLASS A COMMON STOCK OF
                               ARDEN GROUP, INC.

                  TENDERED PURSUANT TO THE OFFERING STATEMENT
                              DATED JULY 17, 1997
                    (PLEASE READ THE INSTRUCTIONS CAREFULLY)

    IMPORTANT: THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED ONLY BY THOSE STOCKHOLDERS WHO ARE TENDERING SHARES OF CLASS A COMMON STOCK IN RESPONSE TO THE OFFER. PARTICIPANTS IN THE STOCK BONUS PLAN WHO WISH TO TENDER SHARES OF CLASS A COMMON STOCK ALLOCATED TO THEIR ACCOUNT MAY NOT USE THIS LETTER OF TRANSMITTAL TO TENDER SUCH SHARES BUT INSTEAD MUST USE THE ELECTION FORM INCLUDED WITH THE NOTICE FURNISHED TO THEM. STOCKHOLDERS (OTHER THAN PARTICIPANTS IN THE STOCK BONUS PLAN) WISHING TO RETAIN THE SHARES PRESENTLY HELD BY THEM NEED NOT DO ANYTHING IN RESPONSE TO THE OFFER.

    This Letter of Transmittal (or a facsimile hereof) and all other documents and instruments required hereby should be sent or delivered to the Depositary at one of the addresses set forth below. Tenders must be received by the Depositary prior to 12:00 midnight, local time in New York City, on August 13, 1997, unless the Offer is extended. All capitalized terms used but not otherwise defined herein shall have the meaning therefor set forth in the Offering Statement.

    BY MAIL OR OVERNIGHT              HAND DELIVERY:                  BY FACSIMILE:
          DELIVERY:            Continental Stock Transfer &   Continental Stock Transfer &
Continental Stock Transfer &           Trust Company                  Trust Company
        Trust Company                   2 Broadway                 New York, New York
         2 Broadway                     19th Floor                   (212) 509-5150
  New York, New York 10004       New York, New York 10004
(212) 509-4000, extension 535

Gentlemen:

    Pursuant to the terms and subject to the conditions of the Offer of Arden Group, Inc. (the "Company") to holders of its Class A Common Stock, par value $.25 per share (the "Class A Common Stock"), as set forth in the Offering Statement dated July 17, 1997 (the "Offering Statement") and this Letter of Transmittal (which together constitute the "Offer"), receipt of which are hereby acknowledged, the signer of this Letter of Transmittal (the "Signer") hereby accepts the Offer and tenders that number of shares of Class A Common Stock listed in this Letter of Transmittal for cash at the rate of $65.00 for each and every share tendered.

    The Signer understands that if more than 250,000 shares are tendered in the Offer, then the Company shall purchase 250,000 shares on a pro rata basis among all stockholders tendering shares in the Offer according to the number of shares of Class A Common Stock tendered by each.

    Subject to the terms and conditions set forth in the Offering Statement and in this Letter of Transmittal, the Signer hereby sells, assigns and transfers to the Company all of the shares of Class A Common Stock that are being tendered hereby and that are accepted by the Company for purchase and hereby irrevocably constitutes and appoints the Company the true and lawful agent and attorney-in-fact of the Signer with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to cause the shares of Class A Common Stock tendered and accepted to be transferred on the books of the Company and to exercise all rights and privileges of ownership with respect thereto.

    The Signer hereby represents that the Signer has full power and authority to tender, exchange, sell, assign and transfer the shares tendered hereby and that the Company will acquire absolute and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The Signer will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Signer and any obligation of the Signer hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Signer.

    The Signer understands that tenders of shares pursuant to any one of the procedures described in the Offer and in the instructions hereto will constitute Signer's acceptance of the terms and conditions of the Offer, including the Signer's representation and warranty that (i) the Signer has a net long position in the shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such shares complies with Rule 14e-4. The Company's acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the Signer and the Company upon the terms and subject to the conditions of the Offer.

    The Signer recognizes that under certain circumstances set forth in the Offering Statement, the Company may not be required to acquire any of the shares tendered hereby. In such event, the Signer understands that a certificate for any shares not acquired will be returned to the Signer at the address shown in the Letter of Transmittal unless otherwise indicated in the box entitled "Special Delivery Instructions."

    IMPORTANT. THIS LETTER OF TRANSMITTAL MUST BE SIGNED BY EACH STOCKHOLDER TENDERING SHARES OF CLASS A COMMON STOCK IN RESPONSE TO THE OFFER. SIGNATURE GUARANTEES MAY BE REQUIRED FOR CERTAIN TENDERS OF CLASS A COMMON STOCK UNDER THE OFFER. SEE INSTRUCTIONS 1 AND 5.

 -------------------------------------------------------------------------------------------
                               DESCRIPTION OF SHARES TENDERED
                               AND ELECTION TO TENDER IN OFFER
                                  CERTIFICATE(S) TENDERED:
                            (ATTACH ADDITIONAL LIST IF NECESSARY)
 -------------------------------------------------------------------------------------------
                  COLUMN 1                        COLUMN 2        COLUMN 3        COLUMN 4
---------------------------------------------  --------------  --------------  --------------
                                                                TOTAL NUMBER
                                                                     OF         TOTAL NUMBER
                                                                   SHARES            OF
                                                                REPRESENTED        SHARES
             NAME AND ADDRESS OF                CERTIFICATE          BY           TENDERED
              REGISTERED HOLDER                  NUMBER(S)     CERTIFICATE(S)     IN OFFER
---------------------------------------------------------------------------------------------
       (PLEASE PRINT NAME AND ADDRESS)

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

---------------------------------------------------------------------------------------------

 Signature guarantees may be required. See Instructions 1 and 5.
  THE ONLY SHARES OF CLASS A COMMON STOCK WHICH SHALL BE DEEMED TENDERED
  IN THE OFFER ARE THOSE SHARES DESCRIBED IN COLUMN 4 ABOVE.
                                                --------------------------------------------

-------------------------------------------

                            COMPLETE IF APPLICABLE.

  / / Check here if this Letter of Transmittal and stock certificate(s) are being delivered pursuant to a letter, telex, telegram or Letter of Transmittal delivered prior to the date hereof.

  / / Check here if stock certificate(s) for the shares tendered by this Letter of Transmittal are not being transmitted herewith, in which case the box marked "Guarantee of Delivery" must be completed.

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 7 AND 8)

      (To be completed ONLY if check or certificate(s) for shares of Class A Common Stock not tendered are to be sent to someone other than the Signer or to the Signer at an address other than that shown under "Description of Shares Tendered and Election to Tender in Offer".)

  Mail check/certificates

  (circle as appropriate) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
-----------------------------------------------------

------------------------------------------------------

                             GUARANTEE OF DELIVERY
                       (TO BE USED ONLY IF CERTIFICATE(S)
                          IS NOT TRANSMITTED HEREWITH)
                              (SEE INSTRUCTION 2)

                                THE UNDERSIGNED

  ------ A member of a registered national securities exchange or the National
         Association of Securities Dealers, Inc.
  ------ A commercial bank, savings and loan or trust company having an office in the United States
  guarantees to deliver to the Depositary certificate(s) for the shares of Class A Common Stock tendered by this Letter of Transmittal in proper form for transfer within three business days after the date of receipt of this Letter of Transmittal.

                   ------------------------------------------
                              (FIRM--PLEASE PRINT)

             ------------------------------------------------------
                  ADDRESS (INCLUDING AREA CODE AND PHONE NO.)

   ------------------------------------------------------
   (AUTHORIZED SIGNATURE AND TITLE)                                    (DATE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 7 AND 8)

  (To be completed ONLY if check or certificate(s) for shares of Class A Common Stock not tendered are to be issued in the name of someone other than the Signer.)

  Issue check/certificates
  (circle as appropriate) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

-----------------------------------------------------

--------------------------------------------------------------------------------

                             IMPORTANT. SIGN HERE.
                     (NOTE: SIGNATURE(S) MUST BE GUARANTEED
                      IF REQUIRED BY INSTRUCTIONS 1 OR 5)

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

  Dated:
  -------------------------------------

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith.If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  Name(s) ____________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity ___________________________________________________________________

  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No. ________________________________________________

  Tax Identification or Social Security Number _______________________________

                            (ALSO COMPLETE FORM W-9)
                           GUARANTEE OF SIGNATURES(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature _______________________________________________________

  Name of Firm _______________________________________________________________

  Dated: _____________________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
            (FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER)

    1. Guarantee of Signatures. Signatures on Letters of Transmittal (or facsimiles thereof) must be guaranteed by an Eligible Institution that is also a member of a Medallion Program as recognized by The Securities Transfer Association in cases where shares are tendered in the Offer by someone other than the registered holder(s) of the tendered shares or by a registered holder of shares who has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. In order to participate in the Offer and receive cash, a stockholder must properly complete and duly execute (with signatures guaranteed if required by Instruction 1 or 5) the Letter of Transmittal (or a duplicate copy thereof) and mail or deliver it, together with the certificate(s) representing the shares of Class A Common Stock to be tendered and any other required documents, to the Depositary. The Depositary must receive the foregoing documents and instruments prior to the Expiration Date of the Offer as defined in the Offering Statement (the "Expiration Date").

    Stockholders whose certificates are not immediately available may validly tender shares if (a) the certificates representing the shares of Class A Common Stock to be exchanged have been deposited with a commercial bank, savings and loan or trust company having an office in the United States or a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. (an "Eligible Institution"), (b) a properly completed and duly executed Letter of Transmittal (or a duplicate copy thereof), with the box under the caption "Guarantee of Delivery" properly completed and duly executed by such Eligible Institution, has been received by the Depositary prior to the Expiration Date, and (c) the Depositary, in fact, receives such certificates and any other required documents in proper form for transfer within three business days after the date on which the Letter of Transmittal (or copy) is received by the Depositary.

    If a stockholder cannot deliver certificate(s) and all other required documents to the Depositary prior to the Expiration Date, such stockholder may validly tender shares if (a) a properly completed and duly executed Letter of Transmittal (or a duplicate copy thereof), accompanied by the certificate(s) representing the shares of Class A Common Stock to be tendered and any other required documents, in proper form for transfer, has been deposited prior to the Expiration Date with an Eligible Institution, (b) the Depositary has received from such Eligible Institution, prior to the Expiration Date, a letter (whether by facsimile or otherwise), telex or telegram setting forth the name of the tendering stockholder, the number of shares tendered, the name in which the shares are registered and the certificate number(s) of the certificate(s) tendered and guaranteeing delivery of such Letter of Transmittal (or copy), such certificate(s) and any other required documents (in which case, subject to subsequent compliance with clause (c) below, the shares to which the letter (or facsimile thereof), telex or telegram relates shall be deemed properly tendered as of the date of receipt of the letter, telex or telegram) and (c) the Depositary, in fact receives such Letter of Transmittal (or copy), such certificate(s) and such other required documents within three business days after the date on which the letter (or facsimile thereof), telex or telegram is received by the Depositary.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of shares of Class A Common Stock tendered will be determined by the Company, in its sole discretion, and such determinations will be final and binding. The Company reserves the right to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company's interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and Instructions thereto) will also be final and binding. The Company reserves the right (without any obligation to do so) to waive any irregularities or defects in any tender. Unless waived by the Company, irregularities and defects must be cured prior to the Expiration

Date. The Company and the Depositary are not under any duty to give notification of any irregularities or defects and shall not incur any liability for failure to give any such notification. Tenders will not be deemed to have been made until such irregularities or defects have been cured or waived. Any tender (including the Letter of Transmittal and stock certificates) that is not properly completed and executed, and as to which irregularities or defects are not cured or waived, will be returned by the Depositary to the tendering stockholder as soon as practicable.

    The method of delivery of certificate(s) for Class A Common Stock and all other documents is at the sole election and risk of each stockholder. If delivery is by mail, it is recommended that registered mail, return receipt requested, be used, and that proper insurance be obtained.

    No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal, waive any rights to receive any notice of the acceptance of their tender.

    3. INADEQUATE SPACE. If the space provided herein is inadequate for listing of stock certificates, the certificate numbers and the numbers of shares may be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS. If fewer than all the shares evidenced by any certificate submitted are to be tendered, fill in the number of shares which are to be tendered in Column 4 of the box entitled "Description of Shares Tendered and Election to Tender in Offer." New certificate(s) for the remainder of the shares which are evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on the Letter of Transmittal, as soon as practicable after the tender has been accepted. The only shares of Class A Common Stock which shall be deemed tendered in the Offer are those shares listed in Column 4 of the box entitled "Description of Shares Tendered and Election to Tender in Offer."

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If shares are tendered in the Offer by someone other than the registered holder, or the check in payment for tendered shares, or the certificate representing the balance of any shares of Class A Common Stock not tendered or accepted, is to be delivered to an address different from that appearing on the Company's stock transfer books or to someone other than the Signer, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s) or by his, her or its or their qualified legal representatives, and the signatures on such certificate(s) or stock powers, and on this Letter of Transmittal, must be guaranteed as described in Instruction 1.

    If this Letter of Transmittal or any certificate(s) or stock powers are signed by trustees, executors, administrators, guardians or others acting in a fiduciary capacity, in cases where such fiduciaries are not named as such on the certificate(s), attorneys-in-fact, officers of corporation or others acting in a representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

    6. DELIVERY OF CHECK. Delivery of a check will be made as soon as practicable after acceptance by the Company of shares of Class A Common Stock tendered. Any check(s) will be issued in the name of the registered owner(s) of the Class A Common Stock and mailed to him or her or them, unless otherwise provided in the appropriate box in this Letter of Transmittal. In the case of tenders by telegram, telex, facsimile or letter of guarantee, any check(s) will not be delivered until the Letters of Transmittal, the certificate(s) representing tendered shares relating to such guarantees and all other required documents have been received by the Depositary.

    7. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, applicable to the transfer and sale to it of shares tendered and accepted pursuant to the Offer. If, however, the issuance of a check is to be made in the name of any person other than the registered holder, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer will be billed directly to the person(s) signing this Letter of Transmittal, and such amount must be paid to the Company or the Depositary (or the transferee must establish to the satisfaction of the Company that such taxes have been paid or need not be paid) before a check will be issued.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of Class A Common Stock purchased is to be issued in the name of, and/or any shares of Class A Common Stock not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Class A Common Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered and Election to Tender in Offer," then the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    9. SUBSTITUTE FORM W-9. A stockholder tendering in the Offer is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "IMPORTANT TAX INFORMATION" below, and to indicate that the stockholder is not subject to backup withholding by signing the Substitute Form W-9. If the tendering stockholder is subject to backup withholding, then item (2) of Part 2 of the Substitute Form W-9 should be crossed out as therein instructed. Failure to provide the information on the form may subject the tendering stockholder to a 31% federal income tax withholding on the cash received in payment for shares of the Class A Common Stock. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments made prior to the time a TIN is provided to the Depositary. Foreign stockholders should communicate with the Company or the Depositary regarding applicable tax certification procedures.

    10. REQUESTS FOR ADDITIONAL COPIES. Questions and requests for additional copies of the Offering Statement and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone number therefor set forth on the back cover of the Offering Statement.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose tendered shares of Class A Common Stock are accepted for purchase is required to provide the Depositary with his, her or its correct taxpayer identification number ("TIN") on Substitute Form W-9 below and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Class A Common Stock purchased pursuant to the Offer may be subject to 31% backup withholding.

    A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the stockholder has applied for a number or intends to apply for a number in the near future. A stockholder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his or her TIN as soon as it is received. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments made prior to the time a TIN is provided the Depositary.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements. See also the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of the gross proceeds payable to the stockholder pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the tendered shares. If such shares are registered in more than one name or not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

-----------------------------------------------------------------------------------------
                                  Part 1--PLEASE              Social Security Number
                                  PROVIDE YOUR TIN IN      OR ------------------------
                                  THE BOX AT RIGHT AND    Employer Identification Number
                                  CERTIFY BY SIGNING
                                  AND DATED BELOW
           SUBSTITUTE
            FORM W-9
                                  -------------------------------------------------------
   Department of the Treasury     Part 2--Certification--Under penalties of perjury, I
    Internal Revenue Service      certify that:
                                  (1)  The number shown on this form is my correct
                                  Taxpayer Identification Number AND

                                  (2)  I am not subject to backup withholding either
                                  because I have not been notified by the Internal
                                  Revenue Service (IRS) that I am subject to backup
                                  withholding as a result of failure to report all
                                  interest or dividends, or the IRS has notified me that
                                  I am no longer subject to backup withholding.
                                  -------------------------------------------------------
                                  Part 3--Awaiting TIN  ---
-----------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

 SIGNATURE -------------------------------------------------------- DATE
 --------------------
-----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE OR TO BE MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. A Social Security number ("SSN") has nine digits separated by two hyphens: I.E. 000-00-0000. An employer identification number has nine digits separated by only one hyphen: E.I. 00-0000000. The table below will help determine the number to give the payor.

-------------------------------------------------------------  -------------------------------------------------------------

                                     GIVE THE                                                       GIVE THE EMPLOYER
                                     SOCIAL SECURITY                                                IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:            NUMBER OF--               FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-------------------------------------------------------------  -------------------------------------------------------------

       1.  An individual's account   The individual

       2.  Two or more individuals   The actual owner of the
           (joint account)           account or, if combined
                                     funds, the first
                                     individual on the
                                     account(1)

       3.  Husband wife (joint       The actual owner of the
           account)                  account or, if joint
                                     funds, either person (1)

       4.  Custodian account of a    The minor (2)
           minor (Uniform Gift to
           Minors Act)

       5.  Adult and minor (joint    The adult or, if the
           account)                  minor is the only
                                     contributor, the
                                     minor(1)

       6.  Account in the name of    The ward, minor, or
           guardian or committee     incompetent person(3)
           for a designated ward,
           minor, or incompetent
           person

       7. a. The mutual revocable The grantor-trustee(1) savings trust account (grantor is also trustee)

           b.  So-called trust       The actual owner(1)
           account that is not a
               legal or valid trust
               under State law

       8.  Sole proprietorship       The owner(4)
           account

       9.  A valid trust, estate,    The legal entity(5)
           or pension trust

      10.  Corporate account         The corporation

      11.  Association, club,        The organization
           religious, charitable,
           educational, or other
           tax exempt organization
           account

      12. Partnership account held The partnership in the name of the business

      13.  A broker or registered    The broker or nominee
           nominee

      14.  Account with the          The public entity
           Department of
           Agriculture in the name
           of a public entity (such
           as a State or local
           government, school
           district, or prison)
           that receives
           agricultural program
           payments

--------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's SSN.

(4) You must show your individual name but you may also enter your business or "doing business as" name. You may use either your SSN or the employer identification number (if you have one).

(5) List first and circle the name of the valid trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from a local office of the Social Security Administration or Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- An organization exempt from tax under section 501(a), or an individual retirement plan ('IRA'), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
- The United States or any of its agencies or instrumentalities.
- A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
- A foreign government or any of its political subdivisions, agencies, or instrumentalities.
- An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include the following:

- A corporation.
- A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under section 584(a).
- A trust exempt from tax under Section 664 or described in Section 4947.
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A foreign central bank of issue.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PAYMENTS THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING
Payments of DIVIDENDS AND PATRONAGE DIVIDENDS not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to with-holding under section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

Payments of INTEREST not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.
- Payments of tax-exempt interest (including exempt-interest dividends under section 852).
- Payments described in section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under section 1451.
- Payments made by certain foreign organizations.
- Mortgage interest paid by you.
Other types of payments that are not generally subject to backup withholding include the following:

- Wages
- Distributions from a pension, annuity, profit-sharing or stock bonus plan, or an IRA.
- Distributions from an owner-employee plan.
- Certain surrenders of life insurance contracts.
- Gambling winnings, if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies of you fail to furnish a TIN.
- Real estate transactions reportable under section 6045.
PRIVACY ACT NOTICE-- Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.-- If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) MISUSE OF TINS.-- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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